FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 20, 2000
                                                         -----------------


                        TELEPHONE AND DATA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



         Delaware                       1-14157                 36-2669023
         --------                       -------                 ----------
         (State or other                (Commission             (IRS Employer
         jurisdiction of                 File Number)           Identification
         incorporation)                                          No.)


    30 North LaSalle Street, Chicago, Illinois                     60602
   --------------------------------------------                  ---------
     (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (312) 630-1900


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         -------------

         On November 20, 2000, United States Cellular Corporation, an 82.5% owned subsidiary of Telephone and Data Systems, Inc., announced that its wholly owned subsidiary, USCC Wireless Investment, Inc., is a limited partner in Black Crow Wireless, L.P., a Delaware limited partnership. Black Crow Wireless L.P. has been accepted for filing in the upcoming C and F block broadband PCS spectrum auction (No. 35), scheduled to begin on December 12, 2000.

         This Current Report on Form 8-K is being filed for the purpose of filing the news release issued by U.S. Cellular relating to such announcement as an exhibit.

Item 7.  Financial Statements and Exhibits
         ---------------------------------
         Exhibits
         --------
         The exhibits  accompanying  this report are listed in the  accompanying
Exhibit Index.

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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.




Telephone and Data Systems, Inc.
(Registrant)

Date:    November 21, 2000


By: /s/ D. Michael Jack
    -----------------------------------------
    D. Michael Jack
    Vice President and Controller
    (Principal Accounting Officer)

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


                                  EXHIBIT INDEX


Exhibit Number                              Description of Exhibit
--------------                              ----------------------
    99.1                                    News Release  announcing Black Crow
                                            Wireless  acceptance for filing in
                                            upcoming C and F block broadband
                                            PCS spectrum  auction, dated
                                            November 20, 2000.


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